______________________________________________________

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report:  October 17, 1995


                      COMPAQ COMPUTER CORPORATION

        (Exact name of Registrant as specified in its charter)


Delaware                           1-9026                  76-0011617
(State or other                 (Commission             (I.R.S. Employer
jurisdiction of                 File Number)           Identification No.)
incorporation or organization)                         File Number)


                  20555 SH 249, Houston, Texas 77070
                     (Address, including zip code,
             of Registrant's principal executive offices)


 Registrant's telephone number, including area code:   (713) 370-0670

        ______________________________________________________

Item 5.  Other Events.

The Registrant's news release dated October 17, 1995, with respect to its financial results for the periods ended September 30, 1995, including an unaudited consolidated balance sheet as of September 30, 1995, and an unaudited consolidated statement of income for the periods ended September 30, 1995, is attached.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Compaq Computer Corporation


October 19, 1995              /s/ Daryl J. White
                              --------------------------------------
                              Daryl J. White, Senior Vice President,
                              Finance, and Chief Financial Officer
                              (as authorized officer and as
                              principal financial officer)

Compaq Computer Corporation   P.O. Box 692000              News Release
Public Relations Department   Houston, Texas  77269-2000
Tel 713-514-0484              Fax 713-514-4583

FOR IMMEDIATE RELEASE
---------------------

     Compaq Third Quarter Sales Are Record $3.6 Billion

    Product Transitions Completed, Company Well-Positioned
               for Fourth Quarter Opportunities

     HOUSTON, October 17, 1995 -- Compaq Computer Corporation (NYSE:CPQ) today announced record sales of $3.6 billion for the third quarter ended September 30, 1995, a 27 percent increase over the $2.8 billion reported in the same period of 1994.
     Earnings per share rose 19 percent to $.89 compared with $.75 last year. Net income was up 22 percent to $245 million versus $201 million in the third quarter of 1994.
     "Strong demand for Compaq products led to record sales and shipments," said Eckhard Pfeiffer, president and chief executive officer, Compaq Computer Corporation.
     "Customers clearly believe that Compaq products offer better value and innovation and have made Compaq the best selling brand of computers in the world. We will continue to complement our value and innovation leadership with outstanding service and support. We are dedicated to providing customers with the best ownership experience anywhere," said Pfeiffer.

Outlook
-------

     "As we enter what is historically the best selling quarter of the year, Compaq is optimistic about our sales opportunities," said Pfeiffer. "Worldwide industry demand appears to be quite strong and Compaq is well prepared. We have completed the transition to exciting new products in our desktop, portable, systems and consumer businesses. Customer interest is strong for these products, which provide features and capabilities that competitors have not been able to match."

Compaq Reports Third Quarter Results
2-2-2

Transforming Compaq and the Industry
------------------------------------

     Underscoring its leadership role in the industry, Compaq today opened its Innovate Forum in Houston to the theme "redefining corporate computing." The three-day event brings together more than 4000 customers, industry partners and industry observers from every region of the world to examine the rapid transformation taking place in corporate computing.
     "Compaq has played a central role in this transformation, which is still very much in its initial stages," said Pfeiffer. "But the speed at which it is taking place is rapidly accelerating. Compaq and its partners are pushing the capabilities of industry standard computers into ever-increasing areas of corporate computing, at ever-decreasing costs.
     "Just yesterday, Compaq announced its most powerful computer ever and teamed up with our partners Microsoft and Tandem to define an industry-standard way of linking powerful networking systems together. This form of `clustering' will dramatically reduce the cost that companies pay for managing critical information to run all aspects of their business," said Pfeiffer. "And with this transformation of corporate computing, Compaq is transforming itself into a company that reaches far beyond personal computers.
     "The transformation at Compaq also extends in the other direction, through consumer products like the Compaq Presario and an agreement with Fisher-Price to jointly develop, manufacture and market a line of education and entertainment-oriented products for young children. This is only the beginning of Compaq's vision for redefining the `home' computing experience."

Third Quarter Highlights
------------------------

Consumer Products
     Building on the tremendous success of Compaq's family of Presario consumer PCs, this quarter Compaq introduced the Presario 9500, 7100 and 5500 Series featuring breakthroughs in audio and video technology that deliver the richest multimedia experience available on a PC today. In addition to the new Presarios, Compaq launched a bold, new advertising campaign focusing on the dramatic impact Compaq PCs are having on people's

Compaq Reports Third Quarter Results
3-3-3

 lives. The campaign, which asks "Compaq -- Has it changed your life yet?" highlights the innovations that enable Compaq PCs to change people's lives.
     In addition, Compaq expanded its senior management team with the addition of Michael Heil, senior vice president and general manager of the Consumer Products Division. Heil was formerly a top executive with Sony and Los Angeles Cellular Telephone Company, an AT&T- Bell South partnership. Reporting to Compaq President and CEO Eckhard Pfeiffer, Heil will oversee all of Compaq's worldwide consumer business, including the development and marketing of all products and services for the consumer marketplace and the expansion of Compaq's worldwide retail distribution network.
     In the third quarter, Compaq also launched into the exciting field of
"Edutainment" as the company announced its joint development agreement with Fisher-Price, a subsidiary of Mattel. The new alliance combines the efforts of the world's leading manufacturers of computers and pre-school toys to provide new and engaging ways for young children to harness the power of their multimedia PCs to play and learn.

Commercial Desktop Products
     On August 16, Compaq raised the bar in the competitive PC landscape with a barrage of new aggressively priced products that set a new standard for PC value and performance. Compaq announced aggressive price reductions of up to 25 percent across its commercial and consumer desktop product families which sent the rest of the industry scrambling to keep up with the PC industry leader. Compaq also introduced nine new commercial desktop computers based on the 133 MHz Pentium chip -- the fastest microprocessor available today. In addition, Compaq raised the standard minimum hard drive size throughout its commercial desktop families, strengthening its position as the value leader in the PC marketplace.

Compaq Reports Third Quarter Results
4-4-4

Portable Products
     In the third quarter, Compaq announced its much-anticipated high-performance notebook, the LTE 5000. Deemed the ultimate business tool for mobile professionals, the LTE 5000 family features a full line-up of Pentium processor-based models, an innovative modular design, true 64-bit architecture, the largest hard drive storage, and highest level of RAM available in the industry today. As a testament to the notebook's advanced capabilities and performance, Microsoft selected the LTE 5000 as its portable computer platform for demonstrating Windows 95. Beginning with the launch of Windows 95 in August, Microsoft armed its 400-person field sales force and engineering teams with the LTE 5000 to demonstrate to its customers the features and advances provided by
Windows 95.
     Underscoring Compaq's drive to reassert its leadership in the portable PC marketplace, the company strengthened its senior management staff with the addition of Michael J. Winkler, who joins the company on November 6. Formerly a top executive with Toshiba, Winkler joins the company as senior vice president and general manager of Compaq's Portables Division, reporting to Eckhard Pfeiffer. Winkler's management experience and understanding of portables technology and the PC marketplace further reinforce Compaq's drive to the top of the notebook PC market.

Systems Highlights

     Compaq continues to widen its market share lead in the worldwide PC server and super server market according to a recent report by International Data Corporation (IDC). Based upon IDC's latest data, Compaq currently holds nearly three times the PC server and super server market share of its nearest competitor. IDC's Commercial Systems and Servers report shows that Compaq attained 41 percent market share in the second quarter of 1995, substantially outpacing its nearest competitor, IBM (14 percent). Moreover, Compaq holds over three times the PC server and super server market share of HP (13 percent) and nearly seven times the market share of Digital (6 percent).

Compaq Reports Third Quarter Results
5-5-5

     On October 16, the company introduced new Compaq ProLiant 4500 servers that represent the vanguard platforms for Compaq's continued push in the fast-growing distributed enterprise computing marketplace. These are Compaq's highest performance, most tightly integrated servers ever, and include an industry-first model that ships with Microsoft BackOffice on SmartStart. This specially configured model delivers superior performance and ease of ownership to Microsoft Windows NT customers.
     In an aggressive move to deliver the enterprise-class solutions and support required by Compaq's customers, Compaq announced a new strategy for providing world-class enterprise service and support for customers that require global computing solutions. The worldwide service and support strategy includes the introduction of new Compaq-branded Service and Support Options, a new strategic alliance with Digital Multivendor Customer Services to become Compaq's Global Service and Support Provider, new distribution channel service programs, and significant new investments in Compaq's internal worldwide service and support infrastructure. This strategy enables Compaq and its partners to offer total and consistent service solutions to those customers with sites all over the world.
     Compaq also announced its server array product strategy which defines the company's roadmap for building even larger and more powerful computer systems by "clustering" industry-standard computers together. This strategy - which includes alliances with Tandem and Microsoft -- is of extraordinary importance to Compaq customers that need to build massive yet extremely cost-effective computing solutions as part of their own competitive strategies.

Windows 95 -- Lead Systems Partner

     As Microsoft's Lead Systems Partner for Windows 95, Compaq played a primary role in the development, testing and launch of Windows 95. Compaq spent the equivalent of 50 man-years testing Windows 95 for compatibility and reliability, assuring customers that

Compaq Reports Third Quarter Results
6-6-6

Compaq products offer a smooth transition to Windows 95.   For
corporate customers, this means the Intelligent Manageability features that are only available on Compaq products reach their full potential in allowing customers to reduce their overall cost of ownership. For the consumer, Compaq's new Presario models are pre-loaded with Windows 95 and offer even greater MPEG digital video playback and three-dimensional sound capabilities. In addition, the company undertook an aggressive, company-wide transition to the Microsoft Windows 95 operating system for its own internal network. This rapid internal transition to the new operating system will also enhance the support Compaq provides its customers in running Windows 95.

Company Background

     Compaq Computer Corporation is the world's largest supplier of personal computers, offering desktop PCs, portable PCs and servers. Founded in 1982, the company reported 1994 worldwide sales of $10.9 billion. Compaq products are sold and supported in more than 100 countries through Compaq marketing partners. Compaq also sells directly to customers through Compaq Direct Plus at 1-800-888-5858. Compaq provides 24-hour customer support and can be reached through the Compaq forums on America Online, CompuServe, Internet (http://www.compaq.com), and Prodigy, or by calling 1-800-345-1518.
                           #   #   #

Compaq, Registered U.S. Patent and Trademark Office. Product names mentioned herein may be trademarks and/or registered trademarks of their respective companies. Innovate Forum is a service mark of Compaq.

For further editorial information, contact:
Compaq Computer Corporation
Bob Beach, Yvonne Donaldson, Nora Hahn           713-514-0484
Miller Communications
Tony Sapienza, Donna Ruane                       617-536-0470
scollins@millercom.com

                   COMPAQ COMPUTER CORPORATION
                    CONSOLIDATED BALANCE SHEET
                           (Unaudited)

                              ASSETS
                                            September 30,  December 31,
                                                 1995        1994
                                                ------      ------
                                                  (in millions)
Current assets:
 Cash and cash equivalents                      $1,120      $  471
 Accounts receivable, net                        2,669       2,287
 Inventories                                     2,344       2,005
 Deferred income taxes                             303         303
 Prepaid expenses and other current assets         142          92
                                                ------      ------
  Total current assets                           6,578       5,158
                                                ------      ------
Property, plant, and equipment, less
accumulated depreciation                         1,058         944
Other assets                                        52          64
                                                ------      ------
                                                $7,688      $6,166
                                                ======      ======

               LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                               $1,573      $  888
 Income taxes payable                              262         246
 Other current liabilities                         929         879
                                                ------      ------
  Total current liabilities                      2,764       2,013
                                                ------      ------
Long-term debt                                     300         300
                                                ------      ------
Deferred income taxes                              179         179
                                                ------      ------
Stockholders' equity:-
 Preferred stock, $.01 par value
  (authorized: 10 million shares; issued: none)
 Common stock and capital in excess
 of $.01 par value
  (authorized: 1 billion shares; issued and
  outstanding: 265.8 million shares at
  September 30, 1995 and 261.0 million
  shares at December 31, 1994)                     803         739
 Retained earnings                               3,642       2,935
                                                ------      ------
  Total stockholders' equity                     4,445       3,674
                                                ------      ------
                                                $7,688      $6,166
                                                ======      ======

                   COMPAQ COMPUTER CORPORATION
               CONSOLIDATED STATEMENT OF INCOME
                          (Unaudited)

                                 Nine months      Quarter ended
                                    ended
                                September 30,     September 30,
                                1995     1994     1995    1994
                              -------   ------   ------  ------
                           (in millions, except per share amounts)

Sales                         $10,054   $7,615   $3,594  $2,838
Cost of sales                   7,685    5,682    2,775   2,185
                              -------   ------   ------  ------
                                2,369    1,933      819     653
                              -------   ------   ------  ------

Research and development costs    189      165       65      58
Selling, general, and
administrative expense          1,125      867      406     310
Other income and expense, net      74       58        8      14
                              -------   ------   ------  ------
                                1,388    1,090      479     382
                              -------   ------   ------  ------
Income before provision for
income taxes                      981      843      340     271
Provision for income taxes        274      219       95      70
                              -------   ------   ------  ------
Net income                    $   707   $  624   $  245  $  201
                              =======   ======   ======  ======

Earnings per common and common
 equivalent share:
  Primary                     $  2.59   $ 2.33   $ 0.89  $ 0.75
                              =======   ======   ======  ======
  Assuming full dilution      $  2.57   $ 2.33   $ 0.89  $ 0.75
                              =======   ======   ======  ======
Shares used in computing
 earnings per common
 and common equivalent share:
  Primary                       272.8    267.9    275.2   268.8
                              =======   ======   ======  ======
  Assuming full dilution        274.5    268.1    275.2   268.8
                              =======   ======   ======  ======